Exhibit 4.12

AMENDMENT AGREEMENT

Dated:  10 February 2006

WHEREAS:

(A)          The Banks (as defined below) have agreed to make available to Stolt Tankers Finance III B.V. (the “Borrower”) a US$325,000,000 secured multi currency revolving loan facility upon the terms and subject to the conditions set out in a loan facility agreement dated 30 January 2006 (the “Facility Agreement”) made between (1) the Borrower (2) Stolt-Nielsen SA and the other joint and several guarantors listed in Schedule 2 of the Facility Agreement (3) the banks listed in Schedule 1 Part A of the Facility Agreement as lenders (the “Banks”) (4) the banks and financial institutions listed in Schedule 1 Part B of the Facility Agreement as underwriters and the bookrunner (5) the banks and financial institutions listed in Schedule 1 Part C of the Facility Agreement as mandated lead arrangers (6) Citibank International Plc as facility agent and Citicorp Trustee Company Limited as security trustee.

(B)           The parties to the Facility Agreement wish to make certain amendments to the Facility Agreement upon the terms set out below.

(C)           Words and expressions defined in the Facility Agreement shall have the same meanings when used in this Agreement and its Acknowledgement.

NOW THIS AGREEMENT WITNESSES as follows:-

1              Each of the Parties to the Facility Agreement agrees that the Facility Agreement shall be amended as follows:-

(a)        as though Clause 17.4 were amended to read as follows:-

“ Evidence of deductions  If at any time either the Borrower or any Guarantor is required by law to make any deduction or withholding from any payment to be made by it pursuant to any of the Security Documents, the Borrower or that Guarantor (as the case may be) will pay the amount required to be deducted or withheld to the relevant authority within the time allowed under the applicable law and will, no later than thirty days after making that payment, deliver to the Agent an original receipt issued by the relevant authority, or other evidence reasonably acceptable to the Agent, evidencing the payment to that authority of all amounts required to be deducted or withheld. If the Borrower makes any deduction or withholding from any payment under or pursuant to any of the Security Documents, and a Bank in its absolute discretion (acting reasonably) determines that it has subsequently received a refund or allowance from any tax authority which that Bank identifies as being referable to that deduction or withholding, that Bank shall, as soon as reasonably practicable after its tax year has been finally settled with the relevant tax authority, pay to the Borrower an amount equal to the amount of the refund or allowance received, if and to the extent that it may do so without prejudicing its right to retain that refund or allowance and without putting itself in any worse financial position than that in which it would have been had the deduction or withholding not been required to have been made.  Nothing in this Clause shall be interpreted as imposing any obligation on any Bank to apply for any refund or allowance, nor as restricting in any way the manner in which any Bank organises its tax affairs, nor as imposing on any Bank any obligation to disclose to the Borrower any information regarding its tax affairs or tax computations.  All costs and expenses incurred by any Bank in obtaining or seeking to obtain a refund or allowance from any tax authority pursuant to this Clause shall be for the Borrower’s account.”; and

(b)       as though Clause 17.6.1 were amended to read as follows:-

“ 17.6.1       any Finance Party (or the holding Company of any Finance Party) shall be subject to any Tax (other than any withholding tax compensated for under Clause 17.3) with respect to payments of all or any part of the Indebtedness; or”; and

(c)        a new Clause 19.9 and Clause 19.10 were inserted as follows:-

“ 19.9         Stamp taxes  The Borrower shall pay and, within three (3) Business Days of demand, indemnify each of the Finance Parties against any cost, loss or liability the Finance Parties or any of them incur in relation to all stamp duty, registration and other similar Taxes payable in respect of any Security Document.  If the Borrower wishes to contest such taxes with the relevant tax authority, the Finance Parties will reasonably co-operate with the Borrower, provided that all out-of-pocket expenses incurred by any Finance Party in connection with such contest shall be for the Borrower’s account and the Agent determines that to assist in pursuing such claim will not impact on Citigroup’s franchise in the jurisdiction.

19.10           Value added tax

19.10.1       All amounts set out, or expressed to be payable under a Security Document by the Borrower to the Finance Parties which (in whole or in part) constitute the consideration for VAT purposes shall be deemed to be exclusive of any VAT which is chargeable on a supply of services, and accordingly, subject to Clause 19.10.2, if VAT is chargeable on any such supply made by any of the Finance Parties to the Borrower under a Security Document, the Borrower shall pay to such Finance Parties (in addition to and at the same time as paying the consideration) an amount equal to the amount of the VAT (and such Finance Parties shall promptly provide an appropriate VAT invoice to the Borrower).

19.10.2       Where a Security Document requires any Security Party to reimburse any Finance Party for any costs or expenses, that Security Party shall also at the same time pay and indemnify such Finance Parties against all VAT incurred by such Finance Parties in respect of the costs or expenses to the extent that the Finance Parties in question reasonably determine that none of them nor any other member of any group of which such Finance Party is a member for VAT purposes is entitled to credit or repayment from the relevant tax authority in respect of the VAT.

19.10.3       If the Borrower wishes to contest or claim a refund of VAT taxes due under this Clause 19.10 with the relevant tax authority, the Finance Parties will reasonably co-operate with the Borrower, provided that all out of pocket expenses incurred by any Finance Party in connection with such contest or refund claim shall be for the Borrower’s account and the Agent determines that to assist in pursuing such claim or refund will not impact on Citigroup’s franchise in the jurisdiction.”.

2              All other terms and conditions of the Facility Agreement remain unamended and in full force and effect.

3              The amendments contained in this Agreement shall take effect from the date of this Agreement.

4              This Agreement may be executed in counterparts each of which shall be original but which taken together constitute the same.

5              This Agreement shall be governed by and construed in accordance with English law.

IN WITNESS of which the parties to this Agreement have executed this Agreement the day and year first before written.

SIGNED by		)
duly authorised for and on behalf		)	/s/ [ILLEGIBLE]
of CITIBANK N.A.		)
(as a Bank))			ATTORNEY-IN-FACT
in the presence of:-	/s/ [ILLEGIBLE]	)
[ILLEGIBLE]
TRAINEE SOLICITOR
ONE ST PAUL’S CHURCHYARD
EC4M 8SH, LONDON

SIGNED by		)
duly authorised for and on behalf		)
of DEUTSCHE BANK AG IN HAMBURG		)	/s/ [ILLEGIBLE]
(as a Bank))
in the presence of:-	/s/ [ILLEGIBLE]	)	ATTORNEY-IN-FACT
(As above)

SIGNED by		)
duly authorised for and on behalf		)
of DEUTSCHE SCHIFFSBANK AG		)
(as a Bank))			/s/ [ILLEGIBLE]
in the presence of:-	/s/ [ILLEGIBLE]	)
	(As above)		ATTORNEY-IN-FACT

SIGNED by		)
duly authorised for and on behalf		)
of CITIBANK N.A.		)
(as an Underwriter and the Bookrunner))			/s/ [ILLEGIBLE]
in the presence of:-	/s/ [ILLEGIBLE]	)
	(As above)		ATTORNEY-IN-FACT

SIGNED by		)
duly authorised for and on behalf		)
of DEUTSCHE BANK AG IN HAMBURG		)
(as an Underwriter))			/s/ [ILLEGIBLE]
in the presence of:-	/s/ [ILLEGIBLE]	)
	(As above)		ATTORNEY-IN-FACT

SIGNED by		)
duly authorised for and on behalf		)
of DEUTSCHE SCHIFFSBANK AG		)
(as an Underwriter))			/s/ [ILLEGIBLE]
in the presence of:-	/s/ [ILLEGIBLE]	)
	(As above)		ATTORNEY-IN-FACT

SIGNED by		)
duly authorised for and on behalf		)
of CITIGROUP GLOBAL MARKETS		)	/s/ [ILLEGIBLE]
LIMITED		)
(as a Mandated Lead Arranger))			ATTORNEY-IN-FACT
in the presence of:-	/s/ [ILLEGIBLE]	)
(As above)

SIGNED by		)
duly authorised for and on behalf		)	/s/ [ILLEGIBLE]
of DEUTSCHE BANK AG IN HAMBURG		)
(as a Mandated Lead Arranger))			ATTORNEY-IN-FACT
in the presence of:-	/s/ [ILLEGIBLE]	)
(As above)

SIGNED by		)
duly authorised for and on behalf		)
of DEUTSCHE SCHIFFSBANK AG		)	/s/ [ILLEGIBLE]
(as a Mandated Lead Arranger))
in the presence of:-	/s/ [ILLEGIBLE]	)	ATTORNEY-IN-FACT
(As above)

SIGNED by		)
duly authorised for and on behalf		)
of CITIBANK INTERNATIONAL PLC		)	/s/ [ILLEGIBLE]
(as the Agent))
in the presence of:-	/s/ [ILLEGIBLE]	)	ATTORNEY-IN-FACT
[ILLEGIBLE]

SIGNED by		)
duly authorised for and on behalf		)
of CITICORP TRUSTEE COMPANY		)	/s/ David Maras
LIMITED	/s/ Laura Hughes	)	David Maras
(as the Security Trustee)	LAURA HUGHES	)	Director
in the presence of:-)
SIGNED by	/s/ Walter H. Lion	)
duly authorised for and on behalf		)
of STOLT TANKERS		)	/s/ Walter H. Lion
FINANCE III B.V.		)
in the presence of:-	/s/ [ILLEGIBLE]	)	Attorney-in-Fact
[ILLEGIBLE]
McLaughlin & Stern LLP
260 Madison Avenue
New York, NY 10016
SIGNED by		)
duly authorised for and on behalf		)	/s/ Walter H. Lion
of STOLT NIELSEN S.A.		)
in the presence of:-	/s/ [ILLEGIBLE]	)	Attorney-in-Fact
(As above)

SIGNED by		)
duly authorised for and on behalf		)	/s/ Walter H. Lion
of STOLT NIELSEN		)
TRANSPORTATION GROUP LTD		)	Attorney-in-Fact
(Liberia))
in the presence of:-	/s/ [ILLEGIBLE]	)
(As above)

SIGNED by		)
duly authorised for and on behalf		)	/s/ Walter H. Lion
of STOLT NIELSEN		)
TRANSPORTATION GROUP LTD		)	Attorney-in-Fact
(Bermuda))
in the presence of:-	/s/ [ILLEGIBLE]	)
(As above)

SIGNED by		)
duly authorised for and on behalf		)	/s/ Walter H. Lion
of STOLT NIELSEN		)
INVESTMENTS N.V.		)	Attorney-in-Fact
in the presence of:-	/s/ [ILLEGIBLE]	)
(As above)

SIGNED by		)
duly authorised for and on behalf		)	/s/ Walter H. Lion
of STOLT NIELSEN		)
HOLDINGS B.V.		)	Attorney-in-Fact
in the presence of:-	/s/ [ILLEGIBLE]	)
(As above)

SIGNED by		)
duly authorised for and on behalf		)	/s/ Walter H. Lion
of STOLT-NIELSEN		)
TRANSPORTATION GROUP B.V.		)	Attorney-in-Fact
in the presence of:-	/s/ [ILLEGIBLE]	)
(As above)

Acknowledgement

We agree and consent to the Amendment Agreement referred to above and hereby agree and confirm that all our obligations under the Security Documents to which we are a party remain in full force and effect notwithstanding the amendments to the Facility Agreement referred to above.

SIGNED and DELIVERED as a		)
deed by		)
the duly authorised attorney		)
for and on behalf of		)	/s/ Walter H. Lion
STOLT AVANCE B.V.		)
in the presence of:-	/s/ [ILLEGIBLE]	)	Attorney-in-Fact
(As above)

SIGNED and DELIVERED as a		)
deed by		)	/s/ Walter H. Lion
the duly authorised attorney		)
for and on behalf of		)	Attorney-in-Fact
STOLT AVENIR B.V.		)
in the presence of:-	/s/ [ILLEGIBLE]	)
(As above)

SIGNED and DELIVERED as a		)
deed by		)	/s/ Walter H. Lion
the duly authorised attorney		)
for and on behalf of		)	Attorney-in-Fact
STOLT AVOCET B.V.		)
in the presence of:-	/s/ [ILLEGIBLE]	)
(As above)

SIGNED and DELIVERED as a		)
deed by		)	/s/ Walter H. Lion
the duly authorised attorney		)
for and on behalf of		)	Attorney-in-Fact
STOLT CONDOR 2005 B.V.		)
in the presence of:-	/s/ [ILLEGIBLE]	)
(As above)

SIGNED and DELIVERED as a		)
deed by		)
the duly authorised attorney		)	/s/ Walter H. Lion
for and on behalf of		)
STOLT DIPPER B.V.		)	Attorney-in-Fact
in the presence of:-	/s/ [ILLEGIBLE]	)
(As above)

SIGNED and DELIVERED as a		)
deed by		)	/s/ Walter H. Lion
the duly authorised attorney		)
for and on behalf of		)	Attorney-in-Fact
STOLT EAGLE 2005 B.V.		)
in the presence of:-	/s/ [ILLEGIBLE]	)
(As above)

SIGNED and DELIVERED as a		)
deed by		)	/s/ Walter H. Lion
the duly authorised attorney		)
for and on behalf of		)	Attorney-in-Fact
STOLT EGRET B.V.		)
in the presence of:-	/s/ [ILLEGIBLE]	)
(As above)

SIGNED and DELIVERED as a		)
deed by		)	/s/ Walter H. Lion
the duly authorised attorney		)
for and on behalf of		)	Attorney-in-Fact
STOLT EXCELLENCE 2005 B.V.		)
in the presence of:-	/s/ [ILLEGIBLE]	)
(As above)

SIGNED and DELIVERED as a		)
deed by		)	/s/ Walter H. Lion
the duly authorised attorney		)
for and on behalf of		)	Attorney-in-Fact
STOLT FALCON B.V.		)
in the presence of:-	/s/ [ILLEGIBLE]	)
(As above)

SIGNED and DELIVERED as a		)
deed by		)
the duly authorised attorney		)	/s/ Walter H. Lion
for and on behalf of		)
STOLT GANNET B.V.		)	Attorney-in-Fact
in the presence of:-	/s/ [ILLEGIBLE]	)
(As above)

SIGNED and DELIVERED as a		)
deed by		)	/s/ Walter H. Lion
the duly authorised attorney		)
for and on behalf of		)	Attorney-in-Fact
STOLT GUARDIAN B.V.		)
in the presence of:-	/s/ [ILLEGIBLE]	)
(As above)

SIGNED and DELIVERED as a		)
deed by		)	/s/ Walter H. Lion
the duly authorised attorney		)
for and on behalf of		)	Attorney-in-Fact
STOLT GUILLEMOT B.V.		)
in the presence of:-	/s/ [ILLEGIBLE]	)
(As above)

SIGNED and DELIVERED as a		)
deed by		)	/s/ Walter H. Lion
the duly authorised attorney		)
for and on behalf of		)	Attorney-in-Fact
STOLT HAWK B.V.		)
in the presence of:-	/s/ [ILLEGIBLE]	)
(As above)

SIGNED and DELIVERED as a		)
deed by		)	/s/ Walter H. Lion
the duly authorised attorney		)
for and on behalf of		)	Attorney-in-Fact
STOLT HERON B.V.		)
in the presence of:-	/s/ [ILLEGIBLE]	)
(As above)

SIGNED and DELIVERED as a		)
deed by		)	/s/ Walter H. Lion
the duly authorised attorney		)
for and on behalf of		)	Attorney-in-Fact
STOLT INTEGRITY B.V.		)
in the presence of:-	/s/ [ILLEGIBLE]	)
(As above)

SIGNED and DELIVERED as a		)
deed by		)	/s/ Walter H. Lion
the duly authorised attorney		)
for and on behalf of		)	Attorney-in-Fact
STOLT KESTREL B.V.		)
in the presence of:-	/s/ [ILLEGIBLE]	)
(As above)

SIGNED and DELIVERED as a		)
deed by		)	/s/ Walter H. Lion
the duly authorised attorney		)
for and on behalf of		)	Attorney-in-Fact
STOLT KITE B.V.		)
in the presence of:-	/s/ [ILLEGIBLE]	)
(As above)

SIGNED and DELIVERED as a		)
deed by		)	/s/ Walter H. Lion
the duly authorised attorney		)
for and on behalf of		)	Attorney-in-Fact
STOLT KITTIWAKE B.V.		)
in the presence of:-	/s/ [ILLEGIBLE]	)
(As above)

SIGNED and DELIVERED as a		)
deed by		)	/s/ Walter H. Lion
the duly authorised attorney		)
for and on behalf of		)	Attorney-in-Fact
STOLT LOYALTY B.V.		)
in the presence of:-	/s/ [ILLEGIBLE]	)
(As above)

SIGNED and DELIVERED as a		)
deed by		)	/s/ Walter H. Lion
the duly authorised attorney		)
for and on behalf of		)	Attorney-in-Fact
STOLT OSPREY B.V.		)
in the presence of:-	/s/ [ILLEGIBLE]	)
(As above)

SIGNED and DELIVERED as a		)
deed by		)	/s/ Walter H. Lion
the duly authorised attorney		)
for and on behalf of		)	Attorney-in-Fact
STOLT PERSEVERANCE B.V.		)
in the presence of:-	/s/ [ILLEGIBLE]	)
(As above)

SIGNED and DELIVERED as a		)
deed by		)	/s/ Walter H. Lion
the duly authorised attorney		)
for and on behalf of		)	Attorney-in-Fact
STOLT PETREL B.V.		)
in the presence of:-	/s/ [ILLEGIBLE]	)
(As above)

SIGNED and DELIVERED as a		)
deed by		)	/s/ Walter H. Lion
the duly authorised attorney		)
for and on behalf of		)	Attorney-in-Fact
STOLT PRIDE B.V.		)
in the presence of:-	/s/ [ILLEGIBLE]	)
(As above)

SIGNED and DELIVERED as a		)
deed by		)	/s/ Walter H. Lion
the duly authorised attorney		)
for and on behalf of		)	Attorney-in-Fact
STOLT PROTECTOR B.V.		)
in the presence of:-	/s/ [ILLEGIBLE]	)
(As above)

SIGNED and DELIVERED as a		)
deed by		)	/s/ Walter H. Lion
the duly authorised attorney		)
for and on behalf of		)	Attorney-in-Fact
STOLT PUFFIN B.V.		)
in the presence of:-	/s/ [ILLEGIBLE]	)
(As above)

SIGNED and DELIVERED as a		)
deed by		)	/s/ Walter H. Lion
the duly authorised attorney		)
for and on behalf of		)	Attorney-in-Fact
STOLT SINCERITY B.V.		)
in the presence of:-	/s/ [ILLEGIBLE]	)
(As above)

SIGNED and DELIVERED as a		)
deed by		)	/s/ Walter H. Lion
the duly authorised attorney		)
for and on behalf of		)	Attorney-in-Fact
STOLT TENACITY B.V.		)
in the presence of:-	/s/ [ILLEGIBLE]	)
(As above)

SIGNED and DELIVERED as a		)
deed by		)	/s/ Walter H. Lion
the duly authorised attorney		)
for and on behalf of		)	Attorney-in-Fact
STOLT TERN B.V.		)
in the presence of:-	/s/ [ILLEGIBLE]	)
(As above)

SIGNED and DELIVERED as a		)
deed by		)	/s/ Walter H. Lion
the duly authorised attorney		)
for and on behalf of		)	Attorney-in-Fact
STOLT VIKING B.V.		)
in the presence of:-	/s/ [ILLEGIBLE]	)
(As above)